UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 24, 2005
                                                _____________________________


                         ESB Financial Corporation
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)


Pennsylvania                           0-19345                 25-1659846
_____________________________________________________________________________
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                         Identification No.)


600 Lawrence Avenue, Ellwood City, Pennsylvania                     16117
_____________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code  (724) 758-5584
                                                   __________________________


                               Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02    Results of Operations and Financial Condition
             _____________________________________________

     On October 24, 2005, ESB Financial Corporation issued a press release announcing its results of operations for the quarter and nine months ended September 30, 2005. A copy of the press release is included as Exhibit 99 and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits
             _________________________________

      (a)    Not applicable.

      (b)    Not applicable.

      (c)    The following exhibit is included with this Report:

      Exhibit No.         Description
      ___________         ___________

      99                  Press Release, dated October 24, 2005





















                                     2


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ESB FINANCIAL CORPORATION



                                   By:  /s/ Charlotte A. Zuschlag
                                   ____________________________________________
                                   Name:  Charlotte A. Zuschlag
                                   Title: President and Chief Executive Officer



Date:  October 24, 2005